UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2010 (September 28, 2010)

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	1-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
As previously reported in Item 7. - “Management's Discussion and Analysis of Financial Condition and Results of Operations” of its Annual Report on Form 10-K for the year ended December 31, 2009, Portland General Electric Company (PGE or the Company) received a request in June 2008 for information from the United States Environmental Protection Agency (EPA) under Section 114 of the Clean Air Act (CAA), requesting a broad range of information regarding the Company's coal-fired plant in Boardman, Oregon to determine whether the plant is in compliance with the Oregon State Implementation Plan, federal New Source Performance Standards and other CAA requirements. The Company responded to this request and to all follow-up requests by the EPA.
On September 28, 2010, PGE received a Notice of Violation (NOV) from the EPA. The NOV states that the EPA has determined that PGE is violating the New Source Performance Standards (NSPS) under Section 111 of the CAA, 42 U.S.C. Section 7413(a) and Operating Permit requirements under Title V of the CAA, 42 U.S.C. Sections 7661 et seq., at the Boardman plant. In the NOV, the EPA asserts that certain projects at the Boardman plant in 1998 and in 2004 triggered the NSPS, that PGE did not satisfy these standards and that, therefore, PGE has operated the boiler at the Boardman plant in violation of the CAA. The NOV states the maximum civil penalties the EPA is authorized to impose under the CAA for violations of the NSPS (which range from $25,000 to $37,500 per day), but does not impose any penalties, or specify the amount of any proposed penalties with respect to the alleged violations. Accordingly, management cannot estimate the range of potential liability for the violations asserted in the NOV. In the NOV, the EPA has offered PGE an opportunity to confer with the EPA about the violations cited and to present information on the specific findings of the EPA. PGE expects to meet with the EPA within the next two months for this purpose.
Management cannot predict the outcome of the claims asserted by the EPA in the NOV. However, PGE believes that it has strong defenses to these claims and intends to vigorously defend against them.

Information Regarding Forward-Looking Statements
This current report includes statements that might be considered forward-looking statements, including statements concerning the Company's defenses to the claims asserted in the EPA's Notice of Violation. The Company based these statements on its current expectations about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties included in the Company's most recent Annual Report on Form 10-K and the Company's reports on Forms 10-Q and 8-K filed with the United States Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operation and the risks described therein from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	October 7, 2010	By:	/s/ Maria M. Pope
Maria M. Pope Senior Vice President, Finance, Chief Financial Officer and Treasurer

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